EXHIBIT 10.13
THIRD AMENDMENT TO LEASE
(Confirmation of Commencement Dates)

This Third Amendment to Lease (“Amendment”) is made and entered into as of the 23rd day of May, 2008 by and between FPOC, LLC, a California limited liability company (“Landlord” or “Lessor”), and Sunpower Corporation, Systems, a Delaware corporation (“Tenant” or “Lessee”), successor-in-interest to PowerLight Corporation.

R E C I T A L S

A.           Landlord and PowerLight Corporation (“Powerlight”) entered into that certain Standard Multi-Tenant Industrial Lease – Net dated as of December 15, 2006 (together with the Addendum thereto, the “Original Lease”) pursuant to which Tenant leases certain premises containing approximately 175,802 square feet (the “Current Premises”) in that certain commercial building known as Ford Point (the “Building”) and located at 1414 Harbour Way South, Richmond, California.   The Current Premises consist of approximately 110,522 square feet of space (the “Existing Premises”) and approximately 65,280 square feet (the “Expansion Premises” identified as “Tranche 5” on the attached Exhibit A-1).  Landlord and Powerlight entered into that certain First Amendment to Lease dated as of May 24, 2007 (the “First Amendment”).  Landlord and Tenant entered into that certain second Amendment to Lease dated as of December 18, 2007 (the “Second Amendment”).  The Original Lease as amended by the First Amendment and the Second Amendment is hereinafter referred to as the “Lease”.  Tenant has assumed the obligations of Powerlight as “tenant” under the Lease.

B.           Landlord and Tenant presently desire to amend the Lease to provide, among other things, for the Commencement Date of the Lease, as more fully set forth below.

A G R E E M E N T

NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Defined Terms.  All capitalized terms not defined herein shall have the same respective meanings as are given such terms in the Lease unless expressly provided otherwise in this Amendment.

2. Confirmation of the Commencement Dates.

(a)  Commencement Dates.  The parties hereto acknowledge that the Commencement Date for the portion of the Existing Premises which Tenant occupied as of December 17, 2007 (the “December 17 Increment” and shown as “Tranche 1” on the attached Exhibit A-2) shall be deemed to be December 17, 2007 (the “December 17 Commencement Date”).  The Commencement Date for the remainder of the First Increment (the “Remaining Increment”) occurred on three separate dates as follows: (i) December 24, 2007 with respect to the space consisting of 7,325 square feet located on the first floor of the Building and shown as “Tranche 2” on the attached Exhibit A; (ii) January 14, 2008 with respect to the space consisting of 8,444 square feet located on the first floor of the Building and shown as “Tranche 3” on the attached

Exhibit A, and (iii) February 4, 2008 with respect to the space consisting of 20,125 square feet located on the first floor of the Building and shown as “Tranche 4” on the attached Exhibit A.  The Second Increment consists of 26,423 square feet located on the second floor of the Building and is shown as “Tranche 7” on the attached Exhibit A-2.  The 8,310 SF Increment consists of 8,310 square feet located on the second floor of the Building and is shown as “Tranche 8” on the attached Exhibit A-2.  Notwithstanding the fact that the Remaining Increment was delivered on three separate dates, for purposes of commencing the calculation and payment of Rent under the Lease, as amended hereby, the “Remaining Increment Commencement Date” shall mean January 1, 2008; provided, however, that Base Rent with respect to each increment of the Remaining Increment shall be as set forth in the schedules attached hereto as Exhibit #2.  The following schedule is set forth herein for the convenience of the parties.

Premises	Square Footage	Commencement Date
December 17 Increment	50,000 sf of 2nd floor office	December 17, 2007

Remaining Increment: (1)	7,325 1st floor office	December 24, 2007

(2)	8,444 sf of remaining 1st floor office	January 14, 2008

(3)	20,125 sf industrial	February 4, 2008

Expansion Premises	65,280 sf manufacturing
November 25, 2007
Expansion Commencement Date
(which date is three months prior to the earlier of the actual delivery date of the Expansion Premises or Tenant operating its business in the Expansion Premises)

8,310 SF Increment	8,310 sf 2nd floor office	Second Increment Commencement Date Dec. 17, 2008
Second Increment	26,423 sf 2nd floor office	Dec. 17, 2008 Second Increment Commencement Date

R&D Space (Yard)	21,000 sf	March 1, 2008 R&D Commencement Date

 (b)           Substantially Completed.  The parties acknowledge that the Lessor’s Work in the December 17 Increment, the Remaining Increment, the Second Increment and the Expansion Premises has been Substantially Completed.  Each of Landlord and Tenant hereby waives any claims against the other for delays in connection with the delivery of the First Increment (the combined December 17 Increment and the Remaining Increment), the 8,310 SF Increment, the Second Increment, the Expansion Premises, and the R&D Space.

(c)           Early Termination Right.  For purposes of Section 76 of the Original Lease, the references to the Commencement Date shall refer to the Remaining Increment Commencement Date or January 1, 2008.  Therefore, the last day of the 76th full calendar months following the Commencement Date shall be April 30, 2014.

(d)           Warranty Periods.  For purposes of the warranty periods set forth in Sections 2.2, 2.3 and 51(b) of the Original Lease, the respective warranty periods shall commence as of January 1, 2008.

3.           Term.  Section 1.3 of the Original Lease is hereby deleted in its entirety and replaced with the following language: “Approximately eleven (11) years commencing on December 17, 2007 and ending on December 31, 2018 (“Expiration Date”).”

4.           Base Rent.  Notwithstanding anything to the contrary set forth in the Lease, Base Rent shall be payable with respect to the Premises as set forth in Exhibit #2 attached hereto.  The following schedule sets forth the accrued Base Rent through March 31, 2008:

Premises	Square Footage	Commencement Date	Base Rent Accrued through 3/31/08
December 17 Increment	50,000 sf of 2nd floor office	December 17, 2007 Base Rent commences: 4/17/08	$0.00

Remaining Increment: (1)	7,325 1st floor office	December 24, 2007 Base Rent commences: 4/24/08	$0.00

(2)	8,444 sf of remaining 1st floor office	January 14, 2008 Base Rent commences: 5/14/08	$0.00

(3)	20,125 sf industrial	February 4, 2008 Base Rent commences: 6/4/08	$0.00

Expansion Premises	65,280 sf manufacturing	November 25, 2007 Expansion Commencement Date Base Rent commences: 11/25/07	$156,280.32

8,310 SF Increment	8,310 sf 2nd floor office	Second Increment Commencement Date Base Rent commences: Dec. 17, 2008	$0.00
Second Increment	26,423 sf 2nd floor office	Second Increment Commencement Date Base Rent commences: Dec. 17, 2008	$0.00

R&D Space (yard)	21,000 sf	March 1, 2008 R&D Commencement Date Base Rent commences: 3/1/08	$3,150.00
		Total:	$159,430.32
		Prepaid Credit:	$100,269.05
		Amount Due:	$59,161.27

5.           Common Area Operating Expenses.  The parties hereto acknowledge that Tenant’s obligation to pay Common Area Operating Expenses commences on the relevant Commencement Date for the subject increment of the Premises.  The following schedule sets forth the accrued estimated Common Area Operating Expenses through March 31, 2008:

Premises	Square Footage	Commencement Date	Estimated Common Area Operating Expenses Accrued through 3/31/08
December 17 Increment	50,000 sf of 2nd floor office	December 17, 2007	$26,000.00

Remaining Increment: (1)	7,325 1st floor office	December 24, 2007	$3,552.63

(2)	8,444 sf of remaining 1st floor office	January 14, 2008	$3,250.37

(3)	20,125 sf industrial	February 4, 2008	$5,735.63

Expansion Premises	65,280 sf manufacturing	November 25, 2007 Expansion Commencement Date	$41,126.00

8,310 SF Increment	8,310 sf 2nd floor office	Dec. 17, 2007	$4,321.20
Second Increment	26,423 sf 2nd floor office	Dec. 17, 2007	$13,739.96
		Total:	$97,725.79
		Prepaid Credit:	$14,367.86
		Amount Due:	$83,357.93
R&D Space (yard)	21,000 sf	March 1, 2008 R&D Commencement Date	Not Applicable

6.           Accrued Rental Amounts.  Concurrently with Tenant’s execution of this Amendment, Tenant shall deliver the amount of $142,519.20 which represents the amount of accrued Base Rent and estimated Common Area Operating Expenses through March 31, 2008.

7.           Reimbursement of Buildout Costs.

(a) Current Amount.  Pursuant to the Work Letter attached as Exhibit B to the Original Lease, Tenant has agreed to reimburse Landlord for Tenant Improvement Costs as well as Above-Standard Base Building Costs less the amount of Standard Base Building Costs incurred in connection with Lessor’s Work, as such terms are defined in the Work Letter (collectively, “Tenant’s Share of Buildout Costs”).  Landlord and Tenant agree that the total amount of Tenant’s Share of Buildout Costs for the December 17 Increment, the Remaining Increment, the Second Increment and the Expansion Premises is $3,800,000.00 (the “Current Amount”).  To date, Landlord has received the amount of $2,690,000 toward the Tenant’s Share of Buildout Costs and thus the amount owed by Tenant for Tenant’s Share of Buildout Costs is $1,110,000.00 (“Current Amount Due”).  Paragraph 51(d) of the Lease is hereby deleted in its entirety.

(b) Payment Due.  Within ten (10) business days following the full execution of this Amendment, Tenant shall pay to Landlord the amount of $895,000.00 with respect to the Tenant’s Share of Buildout Costs. Tenant shall pay the remaining $215,000.00 to Landlord within ten (10) business days following the date on which Landlord has completed all work listed on the Punch List.

8.           Remeasurement.  Section 72 of the Lease is hereby deleted in its entirety. Within ten (10) business days following the date on which this Amendment is fully executed by Landlord and Tenant, each of Landlord and Tenant shall have the right to cause its architect or consultant to measure the actual square feet of rentable area within the Premises and Building in accordance with the rentable standards set forth in ANSI/BOMA Z65.1-1996, as promulgated by the Building Owners and Managers Association (“BOMA Standard”), and all provisions of this Lease which are dependent upon the number of square feet (e.g.; Base Rent, Lessee’s Share) shall be appropriately adjusted.

9.           Authority.  Tenant and each person executing this Amendment on behalf of Tenant hereby covenants and warrants that (a) Tenant is duly organized and validly existing under the laws of the State of Delaware, (b) Tenant has full power and authority to enter into this Amendment and to perform all Tenant’s obligations under the Lease, as amended by this Amendment, and (c) each person (and all of the persons if more than one signs) signing this Amendment on behalf of Tenant is duly and validly authorized to do so.  Landlord and each person executing this Amendment on behalf of Landlord hereby covenants and warrants that (a) Landlord is duly organized and validly existing under the laws of the State of California, (b) Landlord has full power and authority to enter into this Amendment and to perform all Landlord’s obligations under the Lease, as amended by this Amendment, and (c) each person (and all of the persons if more than one signs) signing this Amendment on behalf of Landlord is duly and validly authorized to do so.

10.           Exhibits.  Exhibit #2 attached hereto shall be incorporated into the Lease, as amended hereby. Exhibit D to the Original Lease is hereby deleted in its entirety. Exhibit A (Outline of Premises) attached to the Original Lease is hereby deleted and the attached Exhibit A and Exhibit A-2 are hereby substituted therefor.  Exhibit A-1 (Outline of Expansion Premises) attached to the First Amendment is hereby deleted and the attached Exhibit A-1 is hereby substituted therefor.  Exhibit A-3 (Outline of 8,310 SF Increment) attached to the Second Amendment is hereby deleted and the attached Exhibit A-2 is hereby substituted therefor.

[Remainder of Page Intentionally Left Blank]

11.           Lease in Full Force and Effect.  This Amendment contains the entire understanding between the parties with respect to the matters contained herein.  No representations, warranties, covenants or agreements have been made concerning or affecting the subject matter of this Amendment, except as are contained herein and in the Lease.  This Amendment may not be changed orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change or modification or discharge is sought.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first set forth above.

LANDLORD:	TENANT:
FPOC, LLC, a California Limited Liability company	Sunpower Corporation, Systems, a Delaware corporation
BY: FP Management, LLC, a California limited liability company, its Manager	By: /s/ Tom Dinwoodie Name: Tom Dinwoodie Its: Founder & CTO
By: /s/ J.R. Orton, III	By:
J.R. Orton, III, Manager	Name: Its:

Exhibit #2
Rent Schedules

Period: December 17, 2007 December 17 Increment 50,000 sf	Monthly Base Rent per SF	Monthly Base Rent
12/17/07 – 4/16/08	$0.00	$0.00
4/17/08 – 12/31/08	$1.4000	$70,000.00
1/1/09 – 12/31/09	$1.4420	$72,100.00
1/1/10 – 12/31/10	$1.4853	$74,263.00
1/1/11 – 12/31/11	$1.5298	$76,490.89
1/1/12 – 12/31/12	$1.5757	$78,785.62
1/1/13 – 12/31/13	$1.6230	$81,149.19
1/1/14 – 12/31/14	$1.6717	$83,583.66
1/1/15 – 12/31/15	$1.7218	$86,091.17
1/1/16 – 12/31/16	$1.7735	$88,673.91
1/1/17 – 12/31/17	$1.8267	$91,334.12
1/1/18 – 12/31/18	$1.8815	$94,074.15

Period: December 24, 2007 7,325 sf	Monthly Base Rent per SF	Monthly Base Rent
12/24/07 – 4/23/08	$0.00	$0.00
4/24/08 – 12/31/08	$1.4000	$10,255.00
1/1/09 – 12/31/09	$1.4420	$10,562.65
1/1/10 – 12/31/10	$1.4853	$10,879.53
1/1/11 – 12/31/11	$1.5298	$11,205.92
1/1/12 – 12/31/12	$1.5757	$11,542.09
1/1/13 – 12/31/13	$1.6230	$11,888.36
1/1/14 – 12/31/14	$1.6717	$12,245.01
1/1/15 – 12/31/15	$1.7218	$12,612.36
1/1/16 – 12/31/16	$1.7735	$12,990.73
1/1/17 – 12/31/17	$1.8267	$13,380.45
1/1/18 – 12/31/18	$1.8815	$13,781.86

Period: January 14, 2008 8,444 sf	Monthly Base Rent per SF	Monthly Base Rent
1/14/08 – 5/13/08	$0.00	$0.00
5/14/08 – 12/31/08	$1.4000	$11,821.60
1/1/09 – 12/31/09	$1.4420	$12,176.25
1/1/10 – 12/31/10	$1.4853	$12,541.54
1/1/11 – 12/31/11	$1.5298	$12,917.78
1/1/12 – 12/31/12	$1.5757	$13,305.31
1/1/13 – 12/31/13	$1.6230	$13,704.47
1/1/14 – 12/31/14	$1.6717	$14,115.61
1/1/15 – 12/31/15	$1.7218	$14,539.08
1/1/16 – 12/31/16	$1.7735	$14,975.25
1/1/17 – 12/31/17	$1.8267	$15,424.51
1/1/18 – 12/31/18	$1.8815	$15,887.24

Period: February 4, 2008 20,125 sf	Monthly Base Rent Per SF	Monthly Base Rent for R&D Portion
2/4/08 – 6/3/08	$0.00	$0.00
6/4/08 – 12/31/08	$0.5250	$10,565.63
1/1/09 – 12/31/09	$0.5408	$10,882.59
1/1/10 – 12/31/10	$0.5570	$11,209.07
1/1/11 – 12/31/11	$0.5737	$11,545.34
1/1/12 – 12/31/12	$0.5909	$11,891.70
1/1/13 – 12/31/13	$0.6086	$12,248.46
1/1/14 – 12/31/14	$0.6269	$12,615.91
1/1/15 – 12/31/15	$0.6457	$12,994.38
1/1/16 – 12/31/16	$0.6651	$13,384.21
1/1/17 – 12/31/17	$0.6850	$13,785.74
1/1/18 – 12/31/18	$0.7056	$14,199.31

Period: December 17, 2008 8,310 increment	Monthly Base Rent per SF	Monthly Base Rent:
12/17/08 – 12/31/08	$1.4420	$11,983.02
1/1/09 – 12/31/09	$1.4420	$11,983.02
1/1/10 – 12/31/10	$1.4853	$12,342.51
1/1/11 – 12/31/11	$1.5298	$12,712.79
1/1/12 – 12/31/12	$1.5757	$13,094.17
1/1/13 – 12/31/13	$1.6230	$13,486.99
1/1/14 – 12/31/14	$1.6717	$13,891.60
1/1/15 – 12/31/15	$1.7218	$14,308.35
1/1/16 – 12/31/16	$1.7735	$14,737.60
1/1/17 – 12/31/17	$1.8267	$15,179.73
1/1/18 – 12/31/18	$1.8815	$15,635.12

Period: December 17, 2008 Second Increment 26,423 sf	Monthly Base Rent per SF	Monthly Base Rent:
12/17/08 – 12/31/08	$1.4420	$38,101.97
1/1/09 – 12/31/09	$1.4420	$38,101.97
1/1/10 – 12/31/10	$1.4853	$39,245.02
1/1/11 – 12/31/11	$1.5298	$40,422.38
1/1/12 – 12/31/12	$1.5757	$41,635.05
1/1/13 – 12/31/13	$1.6230	$42,884.10
1/1/14 – 12/31/14	$1.6717	$44,170.62
1/1/15 – 12/31/15	$1.7218	$45,495.74
1/1/16 – 12/31/16	$1.7735	$46,860.61
1/1/17 – 12/31/17	$1.8267	$48,266.43
1/1/18 – 12/31/18	$1.8815	$49,714.42

Period: Expansion Premises 65,280 sf	Monthly Base Rent per SF	Base Rent Per Month:
11/25/07 – 12/31/07	$0.5700	$37,209.60
1/1/08 – 12/31/08	$0.5700	$37,209.60
1/1/09 – 12/31/09	$0.5871	$38,325.89
1/1/10 – 12/31/10	$0.6047	$39,475.66
1/1/11 – 12/31/11	$0.6229	$40,659.93
1/1/12 – 12/31/12	$0.6415	$41,879.73
1/1/13 – 12/31/13	$0.6608	$43,136.12
1/1/14 – 12/31/14	$0.6806	$44,430.21
1/1/15 – 12/31/15	$0.7010	$45,763.11
1/1/16 – 12/31/16	$0.7221	$47,136.01
1/1/17 – 12/31/17	$0.7437	$48,550.09
1/1/18 – 12/31/18	$0.7660	$50,006.59

Period: R&D Space (yard)	Base Rent Per Month PSF:	Monthly Base Rent:
3/1/08– 12/31/08	$0.1500	$3,150.00
1/1/09 – 12/31/09	$0.1545	$3,244.50
1/1/10 – 12/31/10	$0.1591	$3,341.84
1/1/11 – 12/31/11	$0.1639	$3,442.09
1/1/12 – 12/31/12	$0.1688	$3,545.35
1/1/13 – 12/31/13	$0.1739	$3,651.71
1/1/14 – 12/31/14	$0.1791	$3,761.26
1/1/15 – 12/31/15	$0.1845	$3,874.10
1/1/16 – 12/31/16	$0.1900	$3,990.33
1/1/17 – 12/31/17	$0.1957	$4,110.04
1/1/18 – 12/31/18	$0.2016	$4,233.34

Exhibit A
Portion of the Premises Located on the First Floor
Remaining Increment:
7,325 sf located on the 1st floor and shown as “Tranche 2”
8,444 sf located on the 1st floor and shown as “Tranche 3”
20,125 sf located on the 1st floor and shown as “Tranche 4”

W
U
19
20
S
Q
N
L
J
G
E
31
32
33
34
35
36
37
38
39
BESTLINE
SUNPOWER
1
SUNPOWER
FIRST FLOOR PLAN
0
30'
60'
N

| | | |
|---|---|---|
| | TRANCHE 1 | 50,000 SF |
| | TRANCHE 2 | 7,325 SF |
| | TRANCHE 3 | 8,444 SF |
| | TRANCHE 4 | 20,125 SF |
| | TRANCHE 5 | 65,280 SF |
| YARD SPACE, NOT SHOWN | TRANCHE 6 | 22,375 SF |
| | TRANCHE 7 | 26,423 SF |
| | TRANCHE 8 | 8,310 SF |

## SUNPOWER AREA SUMMARY

| | APPROX. GROSS AREA |
|---|---|
| TOTAL FIRST FLOOR GROSS AREA (TRANCHE 2+3+4+5+200 S.F.) | 101,374 S.F. |
| TOTAL SECOND FLOOR GROSS AREA (TRANCHE 1+7+8-200 S.F.) | 84,533 S.F. |
| TOTAL EXTERIOR AREA | 22,375 S.F. |
| TOTAL GROSS AREA | 208,282 S.F. |

**BASIS OF AREA CALCULATION**

ALTA SURVEY PREPARED BY KISTER, SAVIO & REI, INC

NOTES:

1. AREA CALCULATIONS ARE BASED ON AUTOCAD DRAWING DIMENSIONS AND NOT ACTUAL BUILDING CONDITIONS.

2 GROSS AREA CALCULATIONS ARE BASED ON: CENTER LINE OF DEMISING WALLS, CENTER LINE OF COMMON AREA WALLS, OUTSIDE FACE OF EXTERIOR WALLS.

*Developer:*

Orton
Development, Inc.

3049 Research Dr.
Richmond, CA 94806
tel: (510) 428-0800

# SUNPOWER

## FORD ASSEMBLY BUILDING

1414 HARBOUR WAY SOUTH
RICHMOND, CA 94804

| | |
|---|---|
| DATE | APRIL 28, 2008 |
| JOB | 0313 |
| DRAWN | K.S., C.R. |
| SCALE | 1:60 |

# EXHIBIT A

Exhibit A-1
Expansion Premises [Wine.com space]

Expansion Premises = 65,280 sf and shown as “Tranche 5”

Exhibit A-2
Portion of the Premises Located on the Second Floor

December 17 Increment = 50,000 sf located on the 2nd floor and shown as “Tranche 1”
Second Increment = 26,423 sf located on the 2nd floor and shown as “Tranche 7”
8,310 SF Increment = 8,310 sf located on the 2nd floor and shown as “Tranche 8”

W U S Q N L
19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39
SUN POWER

| | |
|---|---|
| TRANCHE 1 | 50,000 SF |
| TRANCHE 2 | 7,325 SF |
| TRANCHE 3 | 8,444 SF |
| TRANCHE 4 | 20,125 SF |
| TRANCHE 5 | 65,280 SF |
| YARD SPACE, NOT SHOWN TRANCHE 6 | 22,375 SF |
| TRANCHE 7 | 26,423 SF |
| TRANCHE 8 | 8,310 SF |

## SUNPOWER AREA SUMMARY

| | APPROX. GROSS AREA |
|---|---|
| TOTAL FIRST FLOOR GROSS AREA (TRANCHE 2+3+4+5+200 S.F.) | 101,374 S.F. |
| TOTAL SECOND FLOOR GROSS AREA (TRANCHE 1+7+8-200 S.F.) | 84,533 S.F. |
| TOTAL EXTERIOR AREA | 22,375 S.F. |
| TOTAL GROSS AREA | 208,282 S.F. |

**BASIS OF AREA CALCULATION**

ALTA SURVEY PREPARED BY KISTER, SAVIO & REI, INC

NOTES:

1. AREA CALCULATIONS ARE BASED ON AUTOCAD DRAWING DIMENSIONS AND NOT ACTUAL BUILDING CONDITIONS.

2. GROSS AREA CALCULATIONS ARE BASED ON: CENTER LINE OF DEMISING WALLS, CENTER LINE OF COMMON AREA WALLS, OUTSIDE FACE OF EXTERIOR WALLS.

1

SUNPOWER
SECOND FLOOR PLAN

0 30' 60'

N

Developer
Orton
Development, Inc.
3049 Research Dr.
Richmond, CA 94806
tel: (510) 428-0800

# SUNPOWER

## FORD ASSEMBLY BUILDING

1414 HARBOUR WAY SOUTH
RICHMOND, CA 94804

DATE: APRIL 28, 2008
JOB: 0313
DRAWN: K.S., C.R.
SCALE: 1:60

EXHIBIT
A-2